Exhibit 10.13

Amendment No. 3 to Receivables Purchase Agreement

This AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 26, 2003 (this “Amendment Agreement”), is made by and among Legacy Receivables LLC (the “Seller”), CAFCO, LLC (“CAFCO”), CIESCO, LLC (“CIESCO”), Citibank, N.A. (“Citibank”), Citicorp North America, Inc., as agent (“the “Agent”) for the Investors and the Banks (each as defined in the Agreement) (as defined below), Electronic Data Systems Corporation (“EDS”), and EDS Information Services L.L.C. (the “Originator”).

Preliminary Statements. (1) The Seller, CAFCO, CIESCO, Citibank, the Agent, EDS and the Originator are parties to a Receivables Purchase Agreement, dated as of December 27, 2002, as amended as of January 1, 2003 and as of June 30, 2003, (the “Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Agreement).

(2) The Seller, CAFCO, CIESCO, Citibank, the Agent, EDS and the Originator desire to amend certain provisions of the Agreement as set forth herein.

NOW, THEREFORE, the parties agree as follows:

SECTION 1. Amendments to Agreement. Upon effectiveness of this Amendment Agreement, Section 1.01 of the Agreement is amended as follows:

(1) The definition of “Aggregate Purchase Limit” is amended by deleting the dollar amount “$500,000,000” in line one thereof and substituting therefor the dollar amount $400,000,000.

(2) The definition of “Bank Commitment” is amended by deleting the dollar amount “$500,000,000” in line two thereof and substituting therefor the dollar amount $400,000,000.

(3) The definition of “Commitment Termination Date” is amended by deleting the date “December 26, 2003” in clause (a) thereof and substituting therefor the date December 24, 2004.

(4) The definition of “Investor Purchase Limit” is amended by deleting the dollar amount “$250,000,000” in clauses (i) and (ii) thereof and substituting therefor the dollar amount $200,000,000.

SECTION 2. Effectiveness. This Amendment Agreement shall become effective as of the date hereof at such time that executed counterparts of this Amendment Agreement have been delivered by each party hereto to the other parties hereto.

SECTION 3. Representations and Warranties. Each of the Seller and the Collection Agent makes each of the representations and warranties contained in Section 4.01 and Section 4.02, respectively, of the Agreement (after giving effect to this Amendment Agreement).

SECTION 4. Confirmation of Undertakings. EDS confirms and agrees that, notwithstanding the effectiveness of this Amendment Agreement, the Undertakings heretofore executed and delivered by it are, and shall continue to be, in full force and effect and shall apply to the Agreement as amended by this Amendment Agreement, and the Undertakings are hereby ratified and confirmed.

SECTION 5. Confirmation of Agreement. Each reference in the Agreement to “this Agreement” or “the Agreement” shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 6. Costs and Expenses. The Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment Agreement and any other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, the Investors and the Banks with respect thereto.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 8. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LEGACY RECEIVABLES LLC

By:	/s/ SCOTT J. KRENZ
Title:	Treasurer

CAFCO, LLC

By:	Citicorp North America, Inc., as Attorney-in-Fact

	By:	/s/ KIMBERLY A. CONYNGHAM
Vice President

CIESCO, LLC

By:	Citicorp North America, Inc., as Attorney-in-Fact

	By:	/s/ KIMBERLY A. CONYNGHAM
Vice President

CITICORP NORTH AMERICA, INC., AS AGENT

By:	/s/ KIMBERLY A. CONYNGHAM
Vice President

CITIBANK, N.A.

By:	/s/ KIMBERLY A. CONYNGHAM
Vice President

ELECTRONIC DATA SYSTEMS CORPORATION

By:	/s/ SCOTT J. KRENZ
Title:	Treasurer

EDS INFORMATION SERVICES L.L.C.

By:	/S/ SCOTT J. KRENZ
Title:	Treasurer